Exhibit 10.2
AMERICAN CAPITAL MORTGAGE INVESTMENT CORP.
AMENDED AND RESTATED EQUITY INCENTIVE PLAN
RESTRICTED STOCK UNIT AGREEMENT

This Restricted Stock Unit Agreement (this “Agreement”) is executed and delivered as of [●] (the “Grant Date”) by and between American Capital Mortgage Investment Corp., a Maryland corporation (the “Company”), and [●], a director of the Company (the “Grantee”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the American Capital Mortgage Investment Corp. Amended and Restated Equity Incentive Plan (the “Plan”). The Grantee and the Company hereby agree as follows:

1.
Grant. Pursuant to the Plan, the Company hereby grants to the Grantee [●] Restricted Stock Units (the “RSUs”), representing the right to receive an equivalent number of shares of Stock, plus any dividend equivalents on the RSUs, subject to the terms and conditions of the Plan and this Agreement.

2.
Vesting. The RSUs will vest on [●] (the “Vesting Date”), subject to the Grantee’s continued service through the Vesting Date. If the Grantee separates from service for any reason prior to the Vesting Date, his or her RSUs will be forfeited as of such separation date.

3.
Distribution. Notwithstanding any other provision of the Plan, unless a deferral election is made pursuant to Section 4 below, the RSUs will be paid in Stock as soon as practicable (and in no event more than thirty (30) days) after the Vesting Date. In the event of a deferral election with respect to the RSUs, the RSUs shall be paid in Stock as soon as practicable (and in no event more than thirty (30) days) after the deferred payment date elected by the Grantee. The Grantee agrees that he or she will cooperate with the Company to facilitate payment of the RSUs, which cooperation may include being required to maintain a brokerage account with the Plan’s recordkeeper.

4.
Deferral Elections. The Grantee may, by completing a copy of the attached Deferral Election Exhibit and returning it to the Corporate Secretary of the Company no later than [●], irrevocably elect to defer payment of all or a portion of the RSUs to any later date after the Vesting Date, provided that he or she may not elect to defer payment of the RSUs or portion thereof to any date after [●].

The Grantee may also elect multiple payment dates for the RSUs, provided that he or she also specifies in the election the percentage of the RSUs that will be payable on each such date. However, the Grantee may not elect more than one payment date in any particular calendar year for the RSUs or portion of the RSUs.
For example, the Grantee may elect to defer payment of 50% of the RSUs to April 1, 2021, and payment of the remaining 50% of the RSUs to July 1, 2022, but may not elect to defer payment of the remaining 50% of the RSUs to another date or dates in 2021.

Subject to the rules described in the preceding paragraphs, the Grantee may elect to defer all, some, or none of the RSUs, and may elect different payment dates for each.
Notwithstanding the foregoing, if the Grantee separates from service (within the meaning of Section 409A) with the Company, or in the event of the Grantee’s death or disability or a Change of Control, any vested RSUs the Grantee has elected to defer will be paid to the Grantee (in the event of the Grantee’s death, to his or her surviving spouse or, if none, to his or her estate) as soon as practicable (and in no event more than thirty (30) days) thereafter, notwithstanding any later payment dates(s) the Grantee may have elected.
If the Grantee fails to complete the Deferral Election Exhibit and timely return it, he or she will be deemed to have elected not to defer payment of any of the RSUs. Under applicable tax rules, late deferral elections are not permitted.

5.
Dividend Equivalents. The terms of Section 6(b)(iii)(C) of the Plan shall apply to the extent dividends are paid with respect to the Company’s Stock. To the extent the Grantee makes a deferral election with respect to any portion of his Award, dividend equivalents credited on the RSUs underlying such portion shall be distributed at the same time as such underlying RSUs.

6.
Establishment of Trust. The Company may establish a trust to fund the payment of the Award (the “Trust”), and the assets of such Trust shall be invested in Stock. Notwithstanding the establishment of such trust, (a) all credits and adjustments to the account for the Grantee’s Award shall be bookkeeping entries only and shall not represent a special reserve or otherwise constitute a funding of the Company’s unsecured promise to pay any amounts hereunder, and (b) to the extent that the Grantee or any other person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of any unsecured general creditor of the Company, and such person has only the unsecured promise of the Company that such payments shall be made. The Award evidenced by this Agreement is intended to be part of an unfunded incentive program exempt from the Employee Retirement Income Security Act of 1974, as amended, pursuant to 29 C.F.R. Section 2510.3-2(c).

7.
No Tax Advice. By signing this Agreement, the Grantee represents that he or she has reviewed with his or her own tax advisors the federal, state, local and foreign tax consequences of the transactions contemplated by this Agreement and that he or she is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Grantee understands and agrees that he or she (and not the Company) shall be responsible for any tax liability that may arise as a result of the transactions contemplated by this Agreement.

8.
Entire Agreement; Plan Controls. This Agreement and the Plan contain the entire understanding and agreement of the parties concerning the subject matter hereof, and supersede all earlier negotiations and understandings, written or oral, between the parties with respect thereto. This Agreement is made under and subject to the provisions of the Plan, and all of the provisions of the Plan are hereby incorporated by reference into this

Agreement. In the event of any conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall govern. By signing this Agreement, the Grantee confirms that he or she has received a copy of the Plan and has had an opportunity to review the contents thereof.

9.	Miscellaneous.
(a)    Notices. Any notice required or permitted under this Agreement shall be deemed given when delivered personally, or when deposited in a United States Post Office, postage prepaid, addressed, as appropriate, to the Grantee either at his or her address herein below set forth or such other address as he or she may designate in writing to the Company, or to the Company to the attention of the Secretary, at the Company’s address or such other address as the Company may designate in writing to the Grantee.
(b)    Failure to Enforce Not a Waiver. The failure of the Company or the Grantee to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.
(c)    Governing Law. This Agreement shall be governed by and construed according to the laws of the State of Delaware without giving effect to the choice of law principles thereof.
(d)    Amendments. This Agreement may be amended or modified at any time by an instrument in writing signed by the parties.
(e)    Agreement Not a Contract of Employment. Neither this Agreement nor any other action taken in connection herewith shall constitute or be evidence of any agreement or understanding, express or implied, that the Grantee is an employee of the Company or any subsidiary of the Company.
(f)    Captions. The captions and headings of the sections and subsections of this Agreement are included for convenience only and are not to be considered in construing or interpreting this Agreement.
(g)    Counterparts. This Agreement may be executed in counterparts, each of which when signed by the Company or the Grantee will be deemed an original and all of which together will be deemed the same agreement.
(h)    Assignment. The Company may assign its rights and delegate its duties under this Agreement. If any such assignment or delegation requires consent of any state securities authorities, the parties agree to cooperate in requesting such consent. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon the Grantee and his or her heirs, executors, administrators, successors and assigns.

(i)    Severability. This Agreement will be severable, and the invalidity or unenforceability of any term or provision hereof will not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any invalid or unenforceable term or provision, the parties intend that there be added as a part of this Agreement a valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.
(j)    Section 409A of the Code. The Plan and this Agreement are intended to comply, and shall be interpreted in a manner consistent, with the requirements of Section 409A of the Code and the regulations and other regulatory guidance thereunder (including the exceptions thereto), as applicable. In no event will the Company or any affiliate be liable for any tax, interest or penalties that may be imposed by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code. In addition, please note that the Company shall comply with six-month delay provisions of Section 409A(a)(2)(B) of the Code to the extent applicable.
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IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a duly authorized representative and the Grantee has hereunto set his or her hand as of the Grant Date.

AMERICAN CAPITAL MORTGAGE INVESTMENT CORP.

By:	____________________________________
Name: [●]
Title: [●]

GRANTEE

______________________________________
Name: [●]

DEFERRAL ELECTION EXHIBIT

1. Name: [●]
2. Date of Award: [●]
3. Number of RSUs:     [●]
4. Vesting Date: [●]
Deferral Election (Complete only if electing to defer payment of all or any portion of the RSUs):
The Grantee hereby irrevocably elects to defer payment of all or a portion of the RSUs to the dates specified below. If more than one date is elected for the RSUs, the Grantee must also specify the percentage of the RSUs that will be payable on each such date (the amount payable on each such multiple payment date will be treated as a separate payment for purposes of Section 409A of the Code). If the Grantee elects a deferred payment date or dates for any portion of the RSUs, then the elected percentage set forth below must equal 100%. The Grantee may not elect more than one payment date in any year.

Payment Date	Percentage

NOTE: To make a valid election, return this form to the Company not later than [●].

GRANTEE

____________________________	_____________________________
Name: [●]	Date